Exhibit 99.2

BY FIRST CLASS MAIL

January 7, 2022

NOTICE OF REDEMPTION FAIR MARKET VALUE

TO THE HOLDERS OF ROCKET LAB USA, INC.

PUBLIC WARRANTS (CUSIP No. 773122114)* AND PRIVATE PLACEMENT WARRANTS

Reference is made to that certain Notice of Redemption (as defined below) under which Rocket Lab USA, Inc. (the “Company”) committed to inform registered holders of the Company’s Warrants (as defined below) of the following information on this date.

Background

On December 22, 2021, Rocket Lab USA, Inc. (f/k/a Vector Acquisition Corporation) (the “Company”) issued a notice of redemption (the “Notice of Redemption”) indicating that the Company is redeeming, at 5:00 p.m. New York City time on January 21, 2022 (the “Redemption Date”), all of the outstanding public warrants (the “Public Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), that were originally issued under the Warrant Agreement, dated as of September 24, 2020, by and among Rocket Lab USA, Inc. (f/k/a Vector Acquisition Corporation) and Continental Stock Transfer & Trust Company (“Continental”), as original warrant agent, as amended by and assigned to and assumed by the Company, pursuant to that certain Amendment to Warrant Agreement, dated August 25, 2021, by and among Rocket Lab USA, Inc. (f/k/a Vector Acquisition Corporation), Continental, and American Stock Transfer & Trust Company, LLC (“AST”), as successor warrant agent (as so amended, the “Warrant Agreement”), as part of the units sold in the Company’s initial public offering (“IPO”), at a redemption price of $0.10 per Public Warrant (the “Redemption Price”) for those Warrants that remain outstanding at 5:00 p.m. New York City time on the Redemption Date. In addition, the Company will redeem all of its outstanding warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) on the same terms as the outstanding Public Warrants.

Redemption Fair Market Value

The “Redemption Fair Mair Market Value” is determined in accordance with Section 6.2 of the Warrant Agreement based on the volume weighted average price of the shares of Common Stock for the 10 trading days immediately following the date on which notice of redemption is sent to registered holders of the Warrants.

Based on the date of the Company’s Notice of Redemption, the Redemption Fair Market Value is $11.57.

Cash and Cashless Exercise of Warrants

The Warrants may be exercised by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to purchase fully paid and non-assessable shares of Common Stock underlying such Warrants. Payment upon exercise of the Warrants may be made either (i) in cash, at an exercise price of $11.50 per share of Common Stock or (ii) on a “cashless basis” in which the exercising holder will receive a number of shares of Common Stock determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the Redemption Fair Market Value.

In particular, should a holder elect to exercise Warrants on a “cashless basis,” such holder would receive a number of shares of Common Stock determined by reference to the table set forth in Section 6.2 of the Warrant Agreement.

Based on the Redemption Fair Market Value and number of months to the expiration of the Warrants, the number of shares of Common Stock to be issued for each Warrant that is exercised on a “cashless basis” is 0.2843 shares.

Redemption of Warrants

Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the Redemption Price of $0.10 per Warrant. For additional information, including information on how holders may exercise their Warrants, see the Notice of Redemption. For a copy of the Notice of Redemption, please visit the Company’s investor relations website at https://investors.rocketlabusa.com. In addition, a copy of the Notice of Redemption was attached as Exhibit 99.2 to the Current Report on Form 8-K filed by the Company on December 22, 2021, and is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

Questions Regarding Redemption

Questions regarding the redemption of the Warrants or the procedures therefor should be directed to the warrant agent, American Stock Transfer & Trust Company, LLC, at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, Attention: Corporate Action; Contact Number: (800) 937-5449; Email: ReorgWarrants@astfinancial.com.

Sincerely,

ROCKET LAB USA, INC.

/s/ Adam Spice
Adam Spice
Chief Financial Officer

*

The CUSIP number appearing herein has been included solely for the convenience of the holders of the Warrants. Neither the Company nor AST shall be responsible for the selection or use of any such CUSIP number, nor is any representation made as to its correctness on the Warrants or as indicated herein.

Annex A

ROCKET LAB USA, INC.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

CHECK ONE BOX BELOW AND COMPLETE THE CORRESPONDING PARAGRAPH

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The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ________________ shares of common stock, $0.0001 par value per share (the “Common Stock”) of Rocket Lab USA, Inc. (the “Company”) and herewith tenders payment for such shares of Common Stock to the order of the Company in the amount of $ _______ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of __________________, whose address is _________________ and that such shares of Common Stock be delivered to ______________________ whose address is _____________________. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of ____________________, whose address is _____________________ and that such Warrant Certificate be delivered to _____________________, whose address is _______________________.

☐

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement (as defined below), to exercise its Warrant (as defined below) pursuant to a Make-Whole Exercise (as defined in the Warrant Agreement) to receive the number of shares of Common Stock of the Company, that this Warrant is exercisable for, as determined in accordance with Section 6.2 of the Warrant Agreement. If said number of shares is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of __________________________, whose address is ________________________________________ and that such Warrant Certificate be delivered to ________________________, whose address is ________________________________________.

By notice dated December 22, 2021, the warrants to purchase shares of Common Stock (each, a “Warrant”) have been called for redemption by the Company pursuant to Section 6.2 of the Warrant Agreement, dated September 24, 2020, as amended on August 25, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC (“AST”), as warrant agent (the “Warrant Agreement”). Pursuant to the terms of the Warrant Agreement, each whole Warrant is exercisable for one fully paid and non-assessable share of Common Stock. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the redemption date of January 21, 2022 will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

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Date: , 202__
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(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE)).